UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held April 30, 2025

You are cordially invited to attend a special meeting of the stockholders of Ocean Power Technologies, Inc., which will be held at 9 a.m. Eastern time on April 30, 2025, in virtual format only at www.cesonlineservices.com/opttsm_vm, for the purpose of voting on proposals to (i) approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 200,000,000 to 300,000,000, and (ii) approve an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Board or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of the charter amendment proposal. To attend the Special Meeting, you must pre-register at www.cesonlineservices.com/opttsm_vm by 9:00 a.m. Eastern Time on April 29, 2025.

If you were a stockholder at the close of business on March 17, 2025, you are entitled to notice of and to vote at the meeting. A stockholders list will be available at our offices, 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, for a period of ten days prior to the meeting or any adjournment or postponement of the meeting. The stockholders list will also be available for inspection at the meeting.

Your vote is important. Whether or not you plan to participate virtually in the meeting, we urge you to read the proxy statement carefully, and to use the instructions on the enclosed proxy card to vote by telephone or Internet or by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

The Board unanimously recommends that you vote “FOR” the proposal.

By Order of the Board of Directors,

Tracy Pagliara
General Counsel and Secretary

March 24, 2025

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OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

PROXY STATEMENT

The Board is soliciting proxies for a special meeting of our stockholders (the “Special Meeting”) to be held virtually at 9:00 am Eastern time, on April 30, 2025, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about March 24, 2025. Stockholders are urged to read carefully the material in this proxy statement.

QUESTIONS AND ANSWERS

The Proposal

Q:	Why am I receiving this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because the Board is soliciting proxies for a special meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock, par value $0.001 per share, on March 17, 2025, the record date for the Special Meeting (the “Record Date”), and that entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This proxy statement describes the matter on which we would like you to vote and provides further information so that you can make an informed decision.

Q:	What will I be voting on?

A:	The two proposals are (i) to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share (the “Common Stock”), from 200,000,000 to 300,000,000, and (ii) to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Board of Directors or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of the charter amendment proposal.

Q:	Why are we seeking stockholder approval for the proposals?

A:	We are seeking stockholder approval as required by the Delaware General Corporation Law for any amendment to our certificate of incorporation.

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Meeting Procedures

Q:	Who can attend and vote at the Special Meeting?

A:	You can participate electronically and vote at the Special Meeting if you were a stockholder at the close of business on the Record Date by visiting www.cesonlineservices.com/opttsm_vm, where you will be able to listen to the meeting live, submit questions, and vote. To attend the Special Meeting, you must pre-register at www.cesonlineservices.com/opttsm_vm by 9:00 a.m. Eastern Time on April 29, 2025.

Q:	How do I cast my vote?

A:

If your shares are registered directly in your name with our transfer agent, you are considered the registered stockholder for those shares. As the registered stockholder, you have the right to vote those shares and we will send you the proxy materials and a proxy card. You may vote by marking, signing, dating and returning the enclosed proxy card in the enclosed prepaid envelope. Alternatively you may vote by telephone, via the Internet, or by virtually attending the Special Meeting. Instructions on how to vote by phone or via the Internet are set forth on the enclosed proxy card. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by the Board.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Approval of the charter amendment proposal and the related adjournment proposal would be considered a routine matter.

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Because this is a routine matter, if you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal, and your broker may have discretion to vote for or against the proposal without your instruction. See “Vote Required” following the proposals for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote electronically at the Special Meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the Special Meeting.

Q:	What voting methods are available?

A:	We send proxy cards to all registered stockholders to enable them to vote their shares. Instructions on how to vote by phone or via the Internet are set forth on the enclosed proxy card. Stockholders who submit a proxy card, or vote by phone or via the Internet, need not vote electronically at the Special Meeting. However, we will provide electronic ballots to any registered stockholder or holder of a legal proxy who wishes to vote at the Special Meeting.

Q:	Are the proxy materials available on the Internet?

A:	Pursuant to the rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement is available on the home page of our web site at www.oceanpowertechnologies.com. Additionally, and in accordance with new SEC rules, we maintain the proxy materials on our website in a manner that will not infringe on your anonymity if you access them.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote “FOR” approval of each of the proposals.

Q:	Can I revoke my proxy?

A:	Yes. If you are a registered stockholder, you can revoke your proxy at any time before it is exercised by:

●	submitting a properly signed proxy card with a more recent date, which must be received by 11:59 p.m., Eastern Time, on April 29, 2025;
●	voting again via the Internet, if you have previously voted via the Internet;
●	giving written notice of your revocation before the Special Meeting to Tracy D. Pagliara, our General Counsel and Secretary at our offices, 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, which we must receive by 11:59 p.m., Eastern Time, on April 29, 2025; or
●	participating in and voting your share electronically at the Special Meeting.

If you are a beneficial owner, please refer to the voting instructions provided by your individual broker, bank, trustee or other nominee for their procedures for revoking or changing your vote.

Q:	What if I experience technical issues with the virtual meeting platform?

A:	We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Special Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Sodali & Co. LLC, our proxy solicitor assisting us in connection with the Special Meeting.

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Q:	Who will count the votes?

A:	A representative of Sodali & Co. LLC will act as the inspector of the election and will count the votes.

Q:	Why is my proxy being solicited and who pays the cost for such solicitation?

A:	Because many stockholders are unable to attend the Special Meeting, the Board solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the Special Meeting. In addition to the solicitation by the Board, we have retained Sodali & Co. LLC, a proxy soliciting firm, to assist with the solicitation of proxies for a fixed fee of $20,000, plus reimbursement for out-of-pocket expenses and the possible payment of certain other supplemental fees. We will bear the costs of the proxy solicitation.

Q:	What is a “quorum?”

A:	A quorum is the participation electronically (given the virtual nature of the Special Meeting) or by proxy at the Special Meeting of the holders of one-third of the outstanding shares of our common stock as of the record date. There must be a quorum for the Special Meeting to be held. If you submit a valid proxy card or participate virtually at the Special Meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes will be counted toward the quorum.

Q:	What happens if there is not a quorum at the Special Meeting?

A:	Pursuant to our bylaws, the Special Meeting may be adjourned by the chairman of the Special Meeting to reconvene at the same or some other place. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each stockholder of record entitled to vote at the Special Meeting.

Q:	What vote is required to approve the proposals?

A:	The approval of the charter amendment proposal requires the affirmative vote of the holders of a majority of the shares represented at the Special Meeting, virtually or by proxy, and entitled to vote. The approval of the adjournment proposal requires the affirmative vote of the holders of a majority of shares of common stock represented at the Special Meeting, virtually or by proxy, and entitled to vote.

Q:	What shares are included on my proxy card?

A:	Your proxy card represents all shares registered to your account with the same social security number and address.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stockbroker.

Q:	How many votes can I cast?

A:	On all matters, you are entitled to one vote per share of common stock.

Q:	Where can I find the voting results of the Special Meeting?

A:	The preliminary voting results will be announced at the Special Meeting. The final results will be published in a current report on Form 8-K to be filed promptly after the Special Meeting.

Q:	Who can help answer my questions?

A:	If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Sodali & Co. LLC, our proxy solicitor, at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

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Cautionary Note regarding Forward-Looking Statements

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are:

●	our ability to improve, market and commercialize our products, and achieve and sustain profitability;
●	our continued improvement of our proprietary technologies, and expected continued use of cash from operating activities unless or until we achieve positive cash flow from the commercialization of our products and services;
●	our ability to obtain additional funding, as and if needed, which will be subject to several factors, including market conditions, our financial condition and our operating performance;
●	the substantial doubt about our ability to continue as a going concern;
●	our history of operating losses, which we expect to continue for at least the short term and possibly longer;
●	our ability to manage challenges and expenses associated with communications and disputes with activist shareholders, including litigation;
●	our ability to manage and mitigate risks associated with our internal cyber security protocols and protection of the data we collect and distribute;
●	our ability to protect our intellectual property portfolio;
●	the impact of inflation related to the U.S. dollar on our business, operations, customers, suppliers, manufacturers, and personnel;
●	our ability to meet product enhancement, manufacturing and customer delivery deadlines and the potential impact due to disruptions to our supply chain or our ability to identify vendors that can assist with the prefabrication elements of our products, as a result of, among other things, staff shortages, order delays, and increased pricing from vendors and manufacturers;
●	our forecasts and estimates regarding future expenses, revenue, gross margin, cash flow and capital requirements;
●	our ability to identify and penetrate markets for our products, services, and solutions;
●	our ability to effectively respond to competition in our targeted markets;
●	our ability to establish relationships with our existing and future strategic partners which may not be successful;
●	our ability to maintain the listing of our common stock on the NYSE American;
●	the reliability and continuous improvement of our technology, products and solutions;
●	our ability to increase or more efficiently utilize the synergies available from our product lines:
●	changes in current legislation, regulations and economic conditions regarding Federal governmental tariffs, the implementation on the new U.S. Department of Governmental Efficiency (“DOGE”) and related DOGE federal governmental budget cuts and the potential that this affects the demand for, or restrict the use of, our products and services;
●	our ability to expand markets across geographic boundaries;
●	our ability to be successful with Federal government work which is complex due to various statutes and regulations applicable to doing business with the Federal government;
●	our ability to be successful doing business internationally which requires strict compliance with applicable import, export, ITAR, anti-bribery and related statutes and regulations;
●	the current geopolitical world uncertainty, including tariffs, Russia’s invasion of Ukraine, the Israel/Palestine conflict and previous attacks on merchant ships in the Red Sea;
●	the potential impact that new foreign country tariffs may have on our ability (i) to source and procure necessary raw materials for the manufacture and provision of our products and services; and (ii) to deliver our products to such foreign countries;
●	our ability to hire and retain key personnel, including senior management, to achieve our business objectives; and
●	our ability to establish and maintain consistent commercial profit margins.

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Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

When used in this proxy statement, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended April 30, 2024, as well as in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our subsequently filed Quarterly Reports on Form 10-Q and other subsequent filings with the SEC.

You should read these statements carefully because they discuss our expectations about our future performance, contain projections of our future operating results or our future financial condition, or state other “forward-looking” information. You should be aware that the occurrence of certain of the events described in this proxy statement could substantially harm our business, results of operations and financial condition and that upon the occurrence of any of these events, the trading price of our common stock could decline, and you could lose all or part of your investment.

We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of the forward-looking statements in this proxy statement after the date hereof.

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Proposal 1

PROPOSAL TO AUTHORIZE BOARD TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

General

Our Certificate of Incorporation currently authorizes the issuance of up to 200,000,000 shares of Common Stock. However, as of March 17, 2025, 172,050,563 shares of Common Stock were outstanding, as well as 24,928,864 shares underlying unexercised options and shares of unvested restricted stock. In order to ensure sufficient shares of Common Stock will be available for issuance by us, our Board of Directors has approved, subject to stockholder approval, an amendment to the Certificate of Incorporation that increases the number of shares of such common stock authorized for issuance from 200,000,000 to 300,000,000.

We desire to authorize additional shares of Common Stock to ensure that enough shares will be available in the event the Board of Directors determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities to provide funding to continue to grow our business, consistent with our strategic plan and our competitive environment, (ii) acquire another company or its assets, (iii) provide equity incentives to employees and officers, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE American. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The amendment is not presently intended for the purposes of effecting an anti-takeover device and is not proposed in response to any specific takeover threat known to the Board of Directors. Furthermore, this proposal is not part of any plan by the Board of Directors to adopt anti-takeover devices, and the Board of Directors currently has no present intention of proposing anti-takeover measures in the near future.

The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

A copy of the amendment is attached to this proxy statement as Annex A. This amendment to the Certificate of Incorporation is being submitted for your approval pursuant to the Delaware General Corporation Law and SEC rules.

Vote Required

The affirmative vote of the holders of a majority of the shares represented at the Special Meeting, virtually or by proxy, and entitled to vote is required to approve this proposal. For the approval of this amendment to the Certificate, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment. Because this is a routine matter, if you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal, and your broker may have discretion to vote for or against the proposal without your instruction.

Board Recommendation

The Board recommends a vote “FOR” authorizing the Board to amend the Certificate to increase the number of authorized shares of Common Stock.

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PROPOSAL 2

THE ADJOURNMENT PROPOSAL

Proposal

We are asking our stockholders to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Board or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

Vote Required

The affirmative vote of the holders of a majority of the shares represented at the Special Meeting, virtually or by proxy, and entitled to vote is required to approve this proposal. For the approval of an adjournment of the Special Meeting from time to time, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment. Because this is a routine matter, if you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

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OTHER INFORMATION

Principal Stockholders

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 17, 2025 by:

●	each person who is known by us to beneficially own 5% or more of the outstanding class of our capital stock;
●	each member of the Board;
●	each of our executive officers; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each of the holders of capital stock listed below has sole voting and investment power as to the capital stock owned unless otherwise noted. The percentage of Common Stock beneficially owned is based on 172,050,563 shares of our Common Stock outstanding as of March 17, 2025. The address for each of the below individuals is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Share Beneficially Owned

Philipp Stratmann (1)	513,725	*
Terence J. Cryan (2)	600,593	*
Clyde W. Hewlett (3)	423,806	*
Diana G. Purcel (3)	423,806	*
Peter E. Slaiby (4)	458,806	*
Robert Powers (5)	253,409	*
Matthew Burdyny (6)	173,126	*
Tracy Pagliara	-	-
All director and executive officers as a group (8 individuals)

* Represents a beneficial ownership of less the one percent of our outstanding Common Stock.

(1) Beneficial ownership includes 504,392 shares of our Common Stock, and 9,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of March 17, 2025.

(2) Beneficial ownership includes 549,925 shares of our Common Stock, and 50,668 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of March 17, 2025.

(3) Beneficial ownership includes 404,677 shares of our Common Stock, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of March 17, 2025.

(4) Beneficial ownership includes 439,677 shares of our Common Stock, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of March 17, 2025

(5) Beneficial ownership includes 253,409 shares of our Common Stock.

(6) Beneficial ownership includes 173,126 shares of our Common Stock.

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Deadlines for Notice of Stockholder Actions to be Considered at the 2025 Annual Meeting

Stockholder Proposals

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 stockholder proposals must be received by our Corporate Secretary at our principal executive officers (located at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831) no later than July 21, 2025.

Any stockholder of record who desires to submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such proposal of business to our Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than September 18, 2025 and no later than October 20, 2025. However, if the date of the 2025 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2024 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2025 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs. Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in our Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record who desires to nominate one or more director candidates at the 2025 Annual Meeting must deliver written notice of an intent to make such director nomination to our Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than September 18, 2025, and no later than October 20, 2025. However, if the date of the 2025 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2024 Annual Meeting, then such notice must be delivered to our Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2025 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs). Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in our Bylaws.

In addition to satisfying the requirements under our Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

Other Matters

We file annual, quarterly, current and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC’s website at www.sec.gov and on our website at www.oceanpowertechnologies.com. You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.

You may also request copies of any of our filings by writing or telephoning us at our principal executive offices: Corporate Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

By Order of the Board of Directors,

Tracy Pagliara

General Counsel and Secretary

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ANNEX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Ocean Power Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify:

1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 27, 2007, and amended effective October 27, 2015, October 21, 2016, December 7, 2018, March 8, 2019, October 20, 2022, June 30, 2023 and August 30, 2024.

2. Upon the Effective Time, the first sentence of Article Fourth of the Corporation’s Certificate of Incorporation is hereby stricken and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 305,000,000, consisting of (i) 300,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”) and (ii) 5,000,000 shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).”

3. This Certificate of Amendment of Certificate of Incorporation shall become effective as of April 30, 2025 at [ ] [a.m./p.m.].

4. This Certificate of Amendment of Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL. The Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment of Certificate of Incorporation and directed that such amendment be considered by the stockholders of the Corporation. A special meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on April 30, 2025 at which meeting the required number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted the Certificate of Amendment of Certificate of Incorporation.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 30th day of April, 2025.

By:
Name:	Philipp Stratmann
Title:	President and Chief Executive Officer

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Ocean Power Technologies, Inc.
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230-1150

OCEAN POWER TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS

APRIL 30, 2025

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Ocean Power Technologies, Inc. common stock for the special meeting of stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

VOTE VIA INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
Have your proxy card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote	Have your proxy card available when you call **Toll-Free 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote	Please mark, sign and date your proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230

Internet and telephone access is available 24 hours a day, 7 days a week.

You will be required to provide the unique control number printed below if you vote via the Internet or by telephone.

If you vote on the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Time on April 29, 2025. If you vote by mail, your vote must be received in sufficient time before the special meeting.

CONTROL NUMBER: ➔

↓ If voting by mail, please fold and detach card at perforation before mailing. ↓

OCEAN POWER TECHNOLOGIES, INC. PROXY

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Stockholder Signatures (Titles) Date

INSTRUCTIONS: Please sign exactly as your name(s) appear(s) on this proxy card. If signing as an attorney, executor, administrator, trustee, guardian or other fiduciary agent, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If you are signing on behalf of a corporation or partnership as an authorized officer, please sign using the full corporate or partnership name.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU MAY VOTE ON THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON APRIL 29, 2025. IF YOU DO NOT VOTE VIA THE INTERNET OR BY TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE SPECIAL MEETING.

If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact Ocean Power Technologies, Inc.'s proxy solicitor:

SODALI &CO

Sodali & Co
430 Park Avenue, 14th Floor,
New York, NY 10022
Call toll-free (800) 662-5200
or (203) 658-9400
Email: OPTT@investor.Sodali.com

🡻 If voting by mail, please fold and detach card at perforation before mailing. 🡻

PROXY CARD

OCEAN POWER TECHNOLOGIES, INC.
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2025

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitute(s) and appoint(s) Dr. Philipp Stratmann and Terence J. Cryan and each of them, acting individually or in the absence of others, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and re-substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, stockholders of Ocean Power Technologies, Inc., a Delaware corporation ("OPT"), all shares of the common stock, par value $0.001 per share (the "Common Stock"), of OPT which the undersigned would be entitled to vote, and with all powers that the undersigned would have, if present at OPT's Special Meeting of Stockholders (including any adjournments, postponements, reschedulings, or continuations thereof and any meeting which may be called in lieu thereof, the "Meeting"). The Meeting is scheduled to be held on Wednesday, April 30, 2025, at 9:00 a.m. Eastern Time, in virtual format. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Special Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein.

THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN OR THEIR SUBSTITUTES WITH RESPECT TO SUCH OTHER BUSINESS AS MY PROPERLY COME BEFORE THE MEETING. ONLY STOCKHOLDERS OF RECORD ON MARCH 17, 2025 MAY VOTE AT THE MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on the reverse side)